SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2011

ANOTEROS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52561	88-0368849
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2445 Fifth Ave. Suite 440 San Diego, CA 92101
(Address of principal executive offices)
619-239-2900
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Anoteros, Inc.

From 8-K

Current Report

Item 3.02 - Unregistered Sales of Equity Securities.

On February 11, 2009, the Company issued 154,831 restricted shares of common stock in consideration of the capital contribution of $7,741.55 through the conversion of the unpaid legal fees due and owing to Chachas Law Group P.C.   131,081 of these shares were issued to George G. Chachas, the principal of Chachas Law Group P.C., and also an officer and director of the Company.  23,750 of these shares were issued to J. Anthony Rolfe, an associate of Chachas Law Group P.C.  No underwriters were used. The securities were issued pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Anoteros, Inc.

Dated: February 15, 2011

/s/ George Chachas

By: George G. Chachas

Its:  President